UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2008

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 26, 2008, GlobalSCAPE issued a press release announcing its 2007 results. The full text of the press release is attached hereto. The information in the report (including Exhibit 99.1) relating to GlobalSCAPE’s 2007 results is furnished pursuant to this Item 2.02 and shall not be deemed filed pursuant to Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01 Regulation FD Disclosure

On March 26, 2008, GlobalSCAPE issued a press release related to expectations for revenues in 2008. The full text of the press release is attached hereto. The information in the report (including Exhibit 99.1) relating to GlobalSCAPE’s revenue expectations for 2008 is furnished pursuant to Item 7.01 and shall not be deemed filed pursuant to Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press Release dated March 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

	By:	/s/ Kelly E. Simmons
Kelly E. Simmons
President ,Chief Financial Officer and Treasurer
Dated: March 27, 2008